Exhibit 4.2
                                                                     -----------
                    [Logo of Stronghold Technologies, Inc.]

         Number                                                  Shares
          [STI  ]        Stronghold Technologies, Inc.           [    ]


               INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA

                                                                COMMON STOCK
                                                              CUSIP 86336M 10 5

          THIS CERTIFIES that

                                  [      ]

          Is the owner of

          FULLY PAID AND  NON-ASSESSABLE  SHARES OF THE COMMON STOCK,  PAR VALUE
                              $.0001 PER SHARE, OF

                          STRONGHOLD TECHNOLOGIES, INC.

(hereinafter called the "Corporation"), transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed.

     This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
     WITNESS, the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

     Dated: [ ]

                [Corporate Seal of Stronghold Technologies, Inc.]

                                                              AUTHORIZED OFFICER
            /s/ Lenard Berger                           /s/ Christopher J. Carey
                        SECRETARY                                   PRESIDENT

            COUNTERSIGNED AND REGISTERED:
                  CONTINENTAL STOCK TRANSFER & TRUST COMPANY
                                 (JERSEY CITY, NJ) TRANSFER AGENT AND REGISTRAR

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM - as tenants in common            UNIF GIFT MIN ACT-......................Custodian..............
                                                                     (Cust)                       (Minor)
     TEN ENT - as tenants by the entireties
     JT TEN  - as joint tenants with right of                    under Uniform Gifts to Minors
               survivorship and not as tenants                   Act...........................................
               in common                                                                 (State)


    Additional abbreviations may also be used though not in the above list.

     FOR VALUE RECEIVED,                hereby sell, assign and transfer unto
                         --------------

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

------------------------
|                       |
------------------------

--------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

------------------------------------------------------------------------Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
      ------------------------------------------

                    ------------------------------------------------------------
                    NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:


-------------------------------------------

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.